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                                                                    EXHIBIT 10.2
                           EXCEL SWITCHING CORPORATION

                  1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


         1. PURPOSE. This Non-Qualified Stock Option Plan, to be known as the
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1997 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Excel Switching Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

         2. AVAILABLE SHARES. The total number of shares of Common Stock, par
            ----------------
value $.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 225,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

         3. ADMINISTRATION. This Plan shall be administered by the Board or by a
            --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

         4. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares
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under this Plan, (a) each person who is or becomes a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on either (i) the date such person is first elected to the Board or (ii) SEPTEMBER 16, 1997 (the "Approval Date") ((i) and (ii) collectively referred to as the "Grant Date"), without further action by the Board, an option to purchase 30,000 shares of the Common Stock ( the "Initial Options") and (b) each person receiving an option pursuant to clause (a) hereof who remains a Non-Employee Director through the anniversary of such person's Grant Date shall be automatically granted on the anniversary of such person's Grant Date an option to purchase 15,000 shares of Common Stock on each of the two years following such person's Grant Date until December 1999 (the
"Additional Options").
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The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of Stockholders of the Company following the Approval Date, then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

         5. OPTION PRICE. The purchase price of the stock covered by an option
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granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. Notwithstanding the foregoing, the fair market value of the Common Stock for the grant of an option on the date of the Company's Prospectus in connection with its initial public offering (the "Offering") shall be equal to the price per share at which the Common Stock is sold to the underwriters upon the Offering, without regard to any applicable discounts or commissions provided to such underwriters.

         6. PERIOD OF OPTION. Unless sooner terminated in accordance with the
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provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

         7. VESTING OF SHARES AND NON-TRANSFERABILITY OF OPTIONS. (a) Options
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granted under this Plan shall not be exercisable until they become vested.

            (i) Initial Options granted under paragraph 4(a) of this Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date, and subject also to subsection
(b) of this paragraph 7:

          Number of Option Shares for which
              Option Will be Exercisable                Date of Vesting
          ----------------------------------            ---------------
                         1/3                      Immediately upon Grant Date
                         1/3                        One year from Grant Date
                         1/3                       Two years from Grant Date

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                                       3

            (ii) Additional Options granted under paragraph 4(b) of this Plan shall vest in the optionee and thus become exercisable in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date, and subject also to subsection
(b) of this Paragraph 7.

          Number of Option Shares for which
              Option Will be Exercisable                Date of Vesting
          ---------------------------------             ---------------
                         1/3                        One year from Grant Date
                         1/3                       Two years from Grant Date
                         1/3                      Three years from Grant Date

         The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

                  (b) Notwithstanding subsection (a) of this paragraph 7, if an optionee attends less than 75% of the Board meetings held in any fiscal year (a "Default Year"), then (i) the optionee shall forfeit his exercise rights with respect to the option installment which vested on the preceding annual vesting date, in proportion to the percentage of Board meetings actually attended by such optionee during the Default Year, and (ii) in the event that the optionee does not own a sufficient number of exercisable options to satisfy the forfeiture obligation described above, the optionee shall forfeit his right to receive the next succeeding annual installment of the option, in proportion to the percentage of Board meetings which the optionee actually attended in the Default Year. By way of illustration, if an optionee attends only 50% of the actual meetings of the Board of Directors (whether regular or special) held in any fiscal year, then the optionee shall forfeit the right to exercise 50% of the option installment which became exercisable on the preceding annual vesting date. If, however, the optionee had already exercised 75% of the preceding option installment, and did not own any additional unexercised options available to satisfy the forfeiture obligation, the optionee would forfeit the remaining 25% of the prior installment, and would also forfeit the right to receive or exercise 25% of the next succeeding annual option installment.

                  (c) Transferability. Any option granted pursuant to this Plan shall be assignable or transferable by will, the laws of descent and distribution, pursuant to a domestic relations order or in accordance with the terms of the optionee's option agreement and only in compliance with the provisions of the Securities Act of 1933, as amended.
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                                       4


         8. TERMINATION OF OPTION RIGHTS.
            ----------------------------

            (a) Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee at any time prior to the scheduled expiration date of the option.

            (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all such unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) for a period of one year thereafter. Any options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent any portion of such options are then exercisable, by the Optionee at any time prior to the scheduled expiration date of the option.

            (c) No portion of an option may be exercised if the Optionee is removed from the Board of Directors for any one of the following reasons: (i) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iv) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company; or (v) the conduct of any activity on behalf of any organization or entity which is a competitor of the Company or competitive or injurious to the business or goodwill of the Company.


         9. EXERCISE OF OPTION. Subject to the terms and conditions of this Plan
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and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail, facsimile or in person addressed to Excel Switching
Corporation, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the
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proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER EVENTS. Upon
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the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

         (a) Stock Dividends and Stock Splits. If the shares of Common Stock
             --------------------------------
      shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

         (b) Recapitalization Adjustments. If the Company is to be consolidated
             ----------------------------
      with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or other business combination involving the sale or transfer of all (or substantially all) of the capital stock or assets of the Company in which the Company is not the surviving entity, or if it is the surviving entity, does not survive as a going concern in substantially the same line of business, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full immediately prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.
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                                       6

         (c) Issuances of Securities. Except as expressly provided herein, no
             -----------------------
      issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

         (d) Adjustments. Upon the happening of any of the foregoing events, the
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      class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

         11. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions
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of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

         (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

         (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

         12. LEGEND ON CERTIFICATES. The certificates representing shares issued
             ----------------------
pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

         13. REPRESENTATION OF OPTIONEE. If requested by the Company, the
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optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended).
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                                       7

         14. OPTION AGREEMENT. Each option granted under the provisions of this
             ----------------
Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

         15. TERMINATION AND AMENDMENT OF PLAN. Options may no longer be granted
             ---------------------------------
under this Plan after 10 years from the Approval Date, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section
10), (b) materially modify the requirements as to eligibility to participate in this Plan, or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

         16. WITHHOLDING OF INCOME TAXES. Upon the exercise of an option, the
             ----------------------------
Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

         17. COMPLIANCE WITH REGULATIONS. It is the Company's intent that the
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Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of
1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

         18. GOVERNING LAW. The validity and construction of this Plan and the
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instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.